Rational Dynamic Brands Fund Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

August 31, 2018

The information in this Supplement provides new information beyond that contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated May 1, 2018. It should be retained and read in conjunction with that Prospectus, Summary Prospectus and SAI.

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REVERSE SHARE SPLIT FOR THE

CLASS A, CLASS C, and INSTITUTIONAL SHARES OF

Rational Dynamic Brands Fund

On September 21, 2018, a 10:1 reverse share split of the issued and outstanding Class A, Class C and Institutional shares of Rational Dynamic Brands Fund (the “Fund”) is scheduled to be effected (the “Reverse Split”). As a result of the Reverse Split, for each one share of each Class of the Fund a shareholder currently holds, the shareholder will receive a proportional number of the same Class of shares of the Fund. For illustration purposes, based on the net asset values (“NAVs”) as of September 21, 2018, the ratio would be calculated in accordance with the table below:

Fund	Reverse Share Split Ratio
Rational Dynamic Brands Fund: Class A, Class C and Institutional Shares	10:1

Shareholders of record at the close of business on September 21, 2018, will participate in the Reverse Split, and the ratio for the Reverse Split will be calculated as of that date. The Fund will effect the Reverse Split after the close of the securities markets on September 21 2018.

Shares of the Fund will be offered, sold, and redeemed on a Reverse Split-adjusted basis beginning September 21, 2018. The total dollar value of your investment in the Fund will be unchanged. The Reverse Split should not be a taxable event, nor does it have an impact on the Fund’s holdings or its performance.

The Value of Your Investment Remains the Same

There will be no change in the aggregate dollar value of your investment as a result of the Reverse Split, and you will continue to own the same percentage (by value) of the Fund’s outstanding shares immediately following the Reverse Split as you did immediately prior to the Reverse Split, as illustrated in the hypothetical example below (which assumes a 10-for-1 Reverse Split).

Hypothetical Example	Pre-Reverse Split	Post-Reverse Split
Number of shares owned	1,000.000	100.000
NAV	$10	$100
Total investment value	$10,000	$10,000

Your next account statement after the Reverse Split is completed on September 21, 2018, will detail specific information based on your Fund holdings. A list of frequently asked questions is available on the Fund’s website at www.rationalmf.com. Also, we are available to answer any questions you may have regarding this transaction. Please call us at (800) 253-0412.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.